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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: October 26, 2000



                         Commission file number 1-12579



                                OGE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                 Oklahoma                               73-1481638
      (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)               Identification No.)


                                321 North Harvey
                                  P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

AMENDMENT AND RESTATEMENT OF RIGHTS AGREEMENT

         On August 7, 1995, the Board of Directors of OGE Energy Corp. (the "Company") declared a dividend of one Preferred Stock purchase right (a "Right" or "Rights") for each outstanding share of Common Stock, par value $.01 per share ("Common Stock"), of the Company, payable as of the close of business on August 8, 1995 (the "Record Date"), to shareowners of record as of such Record Date. As a result of the two-for-one stock split paid on June 15, 1998, each share is now accompanied by one-half of a Right, so that the total number of Rights attributable to the shares remains the same. The Board of Directors of the Company subsequently determined it to be in the best interests of the Company and its shareholders to amend and restate the Company's Rights Agreement to extend its term to December 11, 2010 and to change the Purchase Price to $130.00. The description and terms of the Rights are set forth in the Amended and Restated Rights Agreement dated October 10, 2000 (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent").

TRADING AND DISTRIBUTION OF RIGHTS

         Initially, (i) the Rights will not be exercisable, (ii) certificates will not be sent to shareowners, (iii) the Rights will be evidenced by the Common Stock certificates, (iv) the Rights will automatically trade with the Common Stock, (v) the Rights will be transferred with and only with such Common Stock certificates, (vi) new Common Stock certificates will contain a notation incorporating the Rights Agreement by reference and (vii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

         The Rights become exercisable on the "Distribution Date," which is the close of business on the earlier of:

         (i) the tenth day after a public announcement (or, if earlier, the date a majority of the Board of Directors of the Company becomes aware) that a person or group of affiliated or associated persons acquired, or obtained the right to acquire, beneficial ownership of Common Stock or other securities of the Company representing 20% or more of the voting power of all securities of the Company then outstanding generally entitled to vote for the election of directors ("Voting Power") (such person or group being called an "Acquiring Person" and such date of first public announcement being called the "Stock Acquisition Date"), or

         (ii) the tenth day after the commencement of, or public announcement of an intention to commence, a tender or exchange offer the consummation of which would result in the ownership of 20% or more of the outstanding Voting Power (the earlier of the dates in clause (i) or (ii) being called the "Distribution Date").

         When the Rights initially become exercisable, each Right will entitle the holder of record to purchase from the Company one one-hundredth of a share of Series A Preferred Stock, par value $.01 per share ("Preferred Stock"), of the Company, at a price of $130.00 per one one-hundredth of a share (the "Purchase Price"), although the price and the securities to be purchased are subject to adjustment as described below.


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         As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Company's Common Stock as of the close of business on the Distribution Date, and such separate certificates alone will evidence the Rights from and after the Distribution Date.

EXEMPT PERSONS

         Even if they have acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the Voting Power of the Company, each of the following persons (an "Exempt Person") will not be deemed to be an Acquiring Person: (i) Oklahoma Gas and Electric Company, the Company, any subsidiary of the Company, any employee benefit plan or employee stock plan of the Company, of any subsidiary of the Company or of Oklahoma Gas and Electric Company; and (ii) any person who becomes an Acquiring Person solely by virtue of a reduction in the number of outstanding shares of Common Stock, unless and until such person shall become the beneficial owner of, or make a tender offer for any additional shares of Common Stock.

EXERCISABILITY AND EXPIRATION

        THE HOLDERS OF THE RIGHTS ARE NOT REQUIRED TO TAKE ANY ACTION UNTIL THE RIGHTS BECOME EXERCISABLE. As stated above, the Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on December 11, 2010, unless earlier redeemed or exchanged by the Company as described below.

ADJUSTMENTS

         In order to protect the value of the Rights to the holders, the Purchase Price and the number of shares of Preferred Stock (or other securities or property) issuable upon exercise of the Rights are subject to adjustment from time to time (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Company's Common Stock or Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or
(iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

         These adjustments are called anti-dilution provisions and are intended to ensure that a holder of Rights will not be adversely affected by the occurrence of such events. With certain exceptions, the Company is not required to adjust the Purchase Price until cumulative adjustments require a change of at least 1% in the Purchase Price.

FLIP-IN EVENTS AND FLIP-OVER EVENTS

         In the event (i) any person (other than an Exempt Person) becomes an Acquiring Person (except pursuant to an offer for all outstanding shares of Common Stock that the independent directors determine prior to the time such offer is made to be fair to and otherwise in the best interest of the Company and its shareowners) or (ii) any Exempt Person who is the beneficial owner of 20% or more of the outstanding Voting Power of the Company fails to continue to qualify as an Exempt Person, then each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a market value at the time of the transaction equal to twice the Purchase Price.


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Rights are not exercisable following such event, however, until such time as the Rights are no longer redeemable by the Company as set forth below. Any Rights that are or were at any time, on or after the Distribution Date, beneficially owned by an Acquiring Person shall become null and void.

         For example, at a Purchase Price of $130 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $260 worth of Common Stock (or other consideration, as noted above) for $130. Assuming that the Common Stock had a per share value of $20 at such time, the holder of each valid Right would be entitled to purchase 13 shares of Common Stock for $130.

         Subject to certain limited exceptions, if (i) the Company is acquired after the Stock Acquisition Date in a merger or other business combination (in which any shares of the Company's Common Stock are changed into or exchanged for other securities or assets) or (ii) more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) are sold or transferred after the Stock Acquisition Date in one or a series of related transactions, the Rights Agreement provides that proper provision shall be made so that each holder of record of a Right will have the right to receive, upon payment of the Purchase Price, that number of shares of common stock of the acquiring company having a market value at the time of such transaction equal to two times the Purchase Price.

         To the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise shares of Common Stock to the extent available and then other securities of the Company, including units of shares of Preferred Stock with terms substantially comparable to those of the Common Stock, property, debt securities, or cash, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price. The Company, however, shall not be required to issue any cash, property or debt securities upon exercise of the Rights to the extent their aggregate value would exceed the amount of cash the Company would otherwise be entitled to receive upon exercise in full of the then exercisable Rights.

         No fractional shares of Preferred Stock or Common Stock will be required to be issued upon exercise of the Rights and, in lieu thereof, a payment in cash may be made to the holder of such Rights equal to the same fraction of the current market value of a share of Preferred Stock or, if applicable, Common Stock.

REDEMPTION

         At any time until the earlier of (i) ten days after the Stock Acquisition Date (subject to extension by the Board of Directors) or (ii) the date the Rights are exchanged pursuant to the Rights Agreement, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors of the Company authorizing redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price without any interest thereon.

EXCHANGE OPTION

         At any time after any person becomes an Acquiring Person, the Board of Directors may, at its option, exchange all or part of the outstanding Rights (other than Rights held by the Acquiring Person and certain related parties) for shares of Common Stock at an exchange ratio of two shares of Common Stock per Right (subject to certain anti-dilution adjustments). The Board may not effect such an exchange, however, at any time any person or group owns 50% or more of the Voting Power of the Company.


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Immediately after the Board orders such an exchange, the right to exercise the Rights shall terminate and the holders of Rights shall thereafter only be entitled to receive shares of Common Stock at the applicable exchange ratio.

OTHER PROVISIONS

         Under presently existing federal income tax law, the issuance of the Rights is not taxable to the Company or to shareowners and will not change the way in which shareowners can presently trade the Company's shares of Common Stock. If the Rights should become exercisable, shareowners, depending on then existing circumstances, may recognize taxable income.

         The Rights Agreement may be amended by the Board of Directors of the Company. After the Distribution Date, however, the provisions of the Rights Agreement may be amended by the Board only to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or an affiliate or associate of an Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable. In addition, no supplement or amendment may be made which changes the Redemption Price, the final expiration date, the Purchase Price or the number of one one-hundredths of a share of Preferred Stock for which a Right is exercisable, unless at the time of such supplement or amendment there has been no occurrence of a Stock Acquisition Date and such supplement or amendment does not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an associate or affiliate of an Acquiring Person).

         Until a Right is exercised, the holder, as such, will have no rights as a shareowner of the Company, including, without limitation, the right to vote or to receive dividends.

         A copy of the Rights Agreement is attached hereto as Exhibit 4.1. A copy of the Rights Agreement is available free of charge from either the Rights Agent or the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated in this summary description herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

                  The following exhibits are filed as part of this report:

     4.1. Amended and Restated Rights Agreement dated October 10, 2000 between OGE Energy Corp. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit A Article XII of the Restated Certificate of Incorporation of OGE Energy Corp., as Exhibit B the form of Right Certificate and as Exhibit C the Summary of Amended and Restated Rights Agreement.

     99.01        Press Release dated October 25, 2000.

     99.02        Description of Common Stock.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 OGE ENERGY CORP.
                                  (Registrant)


                                 By    /s/ Donald R. Rowlett
                                    --------------------------------------
                                     Donald R. Rowlett
                                     Vice President and Controller

                                 (On behalf of the registrant and in his
                                  capacity as Vice President and Controller)


October 26, 2000


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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
     4.1.         Amended and Restated Rights Agreement dated October 10, 2000 between OGE Energy Corp. and ChaseMellon Shareholder Services,
                  L.L.C., as Rights Agent, which includes as Exhibit A Article
                  XII of the Restated Certificate of Incorporation of OGE Energy
                  Corp., as Exhibit B the form of Right Certificate and as
                  Exhibit C the Summary of Amended and Restated Rights
                  Agreement.

     99.01        Press Release dated October 25, 2000.

     99.02        Description of Common Stock.


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